                                                                   EXHIBIT 10.46

================================================================================

                                LOAN AGREEMENT


                         dated as of November 15, 1996


                                     among


                           PARIBAS PROPERTIES, INC.
                                  as Lessor,


                        VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN
                             as Financing Lenders,


                        VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN
                               as Equity Lenders


                                      and


                                BANQUE PARIBAS
                           as Agent for the Lenders

================================================================================

                               TABLE OF CONTENTS


                                                                                Page

ARTICLE I - DEFINITIONS; INTERPRETATION.......................................   2

ARTICLE II - AMOUNT AND TERMS OF LENDERS' COMMITMENTS.........................   2
     SECTION 2.1.  Commitments................................................   2
     SECTION 2.2.  Notes......................................................   2
     SECTION 2.3.  Prepayments................................................   2
     SECTION 2.4.  Interest Rates, Optional Prepayments and Conversions,
                   and Payment Date...........................................   3
     SECTION 2.5.  Computation of Interest....................................   4
     SECTION 2.6.  Additional Interest on Eurodollar Loans....................   4
     SECTION 2.7.  Pro Rata Treatment and Payments............................   5
     SECTION 2.8.  Security...................................................   5

ARTICLE III -CONDITIONS PRECEDENT.............................................   6
     SECTION 3.1.  Conditions to Effectiveness................................   6
     SECTION 3.2.  Conditions to Each Loan....................................   6

ARTICLE IV - DISTRIBUTIONS....................................................   6
     SECTION 4.1.  Basic Rent.................................................   6
     SECTION 4.2.  Purchase Payments by the Lessee............................   6
     SECTION 4.3.  Payment of Loan Balance by Lessee Upon Remarketing of
                   Equipment..................................................   7
     SECTION 4.4.  Remaining Sales Proceeds of Remarketing of Equipment.......   7
     SECTION 4.5.  Supplemental Rent..........................................   7
     SECTION 4.6.  Excepted Payments..........................................   7
     SECTION 4.7.  Distribution of Payments after Loan Event of Default.......   8
     SECTION 4.8.  Other Payments.............................................   9
     SECTION 4.9.  Casualty and Condemnation Prior to Lease Event of Default..  10

ARTICLE V - FORBEARANCE OF LENDERS, ETC.......................................  10
     SECTION 5.1.  Forbearance................................................  10
     SECTION 5.2.  Subordination with Respect to Certain Amounts After
                   Lease Event of Default.....................................  11

ARTICLE VI - LOAN AGREEMENT EVENTS OF DEFAULT.................................  11
     SECTION 6.1.  Loan Agreement Events of Default...........................  11
     SECTION 6.2.  Remedies...................................................  12

ARTICLE VII - CERTAIN REMEDIAL MATTERS; RELEASE...............................  14



     SECTION 7.1.  Certain Remedial Matters...................................  14
     SECTION 7.2.  Release of Equipment, etc..................................  14

ARTICLE VIII - THE LESSOR.....................................................  15
     SECTION 8.1.  Notice of Default; Action After Default....................  15
     SECTION 8.2.  Action Upon Instructions...................................  15
     SECTION 8.3.  Certain Duties and Responsibilities of Lessor..............  16
     SECTION 8.4.  Furnishing of Documents....................................  17
     SECTION 8.5.  Moneys Received by the Lessor..............................  17
     SECTION 8.6.  NO REPRESENTATIONS OR WARRANTIES AS TO
                   EQUIPMENT OR DOCUMENTS.....................................  17

ARTICLE IX - INDEMNIFICATION OF LESSOR; COMPENSATION..........................  17
     SECTION 9.1.  Lenders to Indemnify Lessor................................  17
     SECTION 9.2.  Compensation...............................................  18

ARTICLE X - THE AGENT.........................................................  18
     SECTION 10.1.  Appointment...............................................  18
     SECTION 10.2.  Delegation of Duties......................................  19
     SECTION 10.3.  Exculpatory Provisions....................................  19
     SECTION 10.4.  Reliance by Agent.........................................  19
     SECTION 10.5.  Notice of Default.........................................  19
     SECTION 10.6.  Non-Reliance on Agent and Other Lenders...................  20
     SECTION 10.7.  Indemnification...........................................  20
     SECTION 10.8.  Agent in Its Individual Capacity..........................  21
     SECTION 10.9.  Successor Agent...........................................  21

ARTICLE XI - COLLECTIONS, LIMITED RECOURSE, ETC...............................  22
     SECTION 11.1.  Collections and Remittances by Lessor.....................  22
     SECTION 11.2.  Payments from Equipment Only..............................  22

ARTICLE XII - MISCELLANEOUS...................................................  22
     SECTION 12.1.  Amendments and Waivers....................................  22
     SECTION 12.2.  Headings..................................................  22
     SECTION 12.3.  Notices...................................................  22
     SECTION 12.4.  No Waiver; Cumulative Remedies............................  22
     SECTION 12.5.  Survival of Representations and Warranties................  23
     SECTION 12.6.  Successors and Assigns; Assignment by Lessor..............  23
     SECTION 12.7.  Adjustments...............................................  23
     SECTION 12.8.  Counterparts..............................................  23
     SECTION 12.9.  Severability..............................................  23
     SECTION 12.10.  Intention................................................  24
     SECTION 12.11.  WAIVER OF TRIAL BY JURY..................................  24

     SECTION 12.12.  GOVERNING LAW............................................  24
     SECTION 12.13.  Nonrecourse..............................................  24
     SECTION 12.14.  Tax Reports..............................................  25
     SECTION 12.15.  SUBMISSION TO JURISDICTION...............................  25
     SECTION 12.16.  FINAL AGREEMENT..........................................  25
     SECTION 12.17.  Intercreditor Agreements.................................  25
     SECTION 12.18.  Payments.................................................  26


Exhibits:
--------
Exhibit A - Financing Note
Exhibit B - Equity Note
Exhibit C - Guaranty

                                                                  Loan Agreement

                                LOAN AGREEMENT


     THIS LOAN AGREEMENT dated as of November 15, 1996 (this "Loan Agreement"),
                                                              --------------
among PARIBAS PROPERTIES, INC., a Delaware corporation (the "Lessor"); BANQUE
                                                             ------
PARIBAS and the various financial institutions that are or may from time to time become parties hereto as Financing Lenders hereunder (collectively, the "Financing Lenders"); the financial institution or institutions that are or may
------------------
from time to time become parties hereto as Equity Lenders (collectively, the "Equity Lenders"); and BANQUE PARIBAS as Agent (the "Agent") for the Financing
---------------                                      -----
Lenders and the Equity Lenders (sometimes collectively called the "Lenders").
                                                                   -------

                             W I T N E S S E T H:
                             -------------------

                                   Recitals
                                   --------

     A. Pursuant to that certain Participation Agreement dated as of the date hereof (the "Participation Agreement"), entered into by and among Mail-Well I
             -----------------------
Corporation, a Delaware corporation (the "Lessee" or a "Guarantor"), certain
                                          ------        ---------
subsidiaries of the Lessee (the "Subsidiary Guarantors"), the Lessor, the
                                 ---------------------
Financing Lenders, the Equity Lenders, and the Agent, the Lenders have agreed to make loans (the "Loans") available to the Lessor to enable the Lessor to
                 -----
purchase the Equipment described therein from the Lessee and certain of the Subsidiary Guarantors.

     B. The Participation Agreement provides, among other things, that (a) the Lessee, Mail-Well, Inc., a Delaware corporation ("Holdings"), and the Subsidiary
                                                  --------
Guarantors (collectively, the "Guarantors") have agreed to guaranty the payment
                               ----------
of the Financing Loans and other Obligations to the Financing Lenders therein described and (b) the Guarantors and the Lessee have made certain representations, warranties and covenants for the benefit of the Lenders.

     C. The Lessor desires to hereby obtain the Loans from the Lenders in a maximum aggregate principal amount not to exceed Thirty Million and No/100 Dollars ($30,000,000.00), of which the sum of $24,500,000.00 will be loaned to the Lessor by the Financing Lenders and the sum of $5,500,000.00 will be loaned to the Lessor by the Equity Lenders, upon and subject to the terms and conditions herein set forth.

     D. Each Lender is willing, on the terms and subject to the conditions hereinafter set forth (including Article III), to make a Loan or Loans to the
                                 -----------
Lessor in an aggregate amount not to exceed its Commitment as set forth on
Schedule I to the Participation Agreement, as such Schedule may be amended from time to time.

                                                                  Loan Agreement
                                   Agreement
                                   ---------

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION

          Capitalized terms used but not otherwise defined in this Loan Agreement have the respective meanings specified in Appendix A to this Loan
                                                    ----------
Agreement; and the rules of interpretation set forth in Appendix A to this Loan
                                                        ----------
Agreement shall apply to this Loan Agreement.

                                  ARTICLE II

                   AMOUNT AND TERMS OF LENDERS' COMMITMENTS

          SECTION 2.1.  Commitments.  Subject to the terms and conditions hereof
                        -----------
and of the Participation Agreement, each Lender severally agrees to make a Loan to the Lessor at the request of the Lessee on the Effective Date in accordance with the procedures set forth in Article III of the Participation Agreement for the purpose of enabling the Lessor to acquire the Equipment and to pay the Purchase Price payable by the Lessor to the Lessee and/or its Subsidiaries for the Equipment, in an aggregate principal amount not to exceed the amount of such Lender's Commitment. No amounts paid or prepaid with respect to any Loans may be reborrowed.

          SECTION 2.2.  Notes.
                        -----

          (a) The Loan made by each Lender shall be evidenced by a promissory note of the Lessor, substantially in the form of Exhibit A with respect to each
                                                 ---------
Financing Loan (a "Financing Note"), and substantially in the form of Exhibit B
                   --------------                                     ---------
with respect to each Equity Loan (a "Equity Note") (each Financing Note and each
                                     -----------
Equity Note being sometimes referred to as a "Note"), with appropriate
                                              ----
insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Commitment of such Lender. Each Note shall (i) be dated the Effective Date (as defined in Section 3.1 hereof),
                                                          -----------
(ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with this Loan Agreement.

          (b) Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Lessor (through the Agent), and the Lessor agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered

                                                                  Loan Agreement

as provided in Section 13.8(h) of the Participation Agreement (a "Registered
                                                                  ----------
Note").  Registered Notes may not be exchanged for Notes that are not in
----
registered form.


          SECTION 2.3.  Prepayments.
                        -----------

          (a) Voluntary.  The Lessor may at any time and from time to time
              ---------
prepay the Loans, in whole or in part, without premium or penalty (subject to
Section 11.5 of the Participation Agreement), upon at least three (3) Business Days' written notice to the Agent, specifying the date and amount of prepayment. Upon receipt of any such notice the Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Article XI (including without limitation Section 11.5) of the Participation Agreement. All voluntary prepayments of the Loans shall be distributed by the Agent pro rata to prepay the Loans in the following order of priority: first, to pay the accrued but unpaid interest (including Equity
           -----
Yield) to the date of such prepayment; and second, to pay the unpaid principal
                                           ------
amount on any Loan. Neither the Lessor, the Lessee nor any other party shall be entitled to the release of any of the Liens created by the Security Documents, or of any collateral pledged thereunder, as the result of any voluntary partial prepayment of the Loans.

          (b) Mandatory.  Notwithstanding the foregoing, all amounts payable by
              ---------
the Lessee pursuant to Article XV, XVI, XVIII or XX of the Master Lease shall be used to prepay the Loans and shall be applied to the Financing Loans and Equity Loans in the manner set forth in Article IV hereof.
                                 ----------

          SECTION 2.4.  Interest Rates, Optional Prepayments and Conversions,
                        -----------------------------------------------------
and Payment Dates.
-----------------

          (a) Each Loan shall bear interest for each day at a rate per annum as follows:

              (i) during the periods such Loan is a Prime Rate Loan, the Prime Rate determined for such day plus the Applicable Margin,
                                  ----

              (ii) during the periods such Loan is a Eurodollar Loan, the Eurodollar Rate determined for such day plus the Applicable Margin.
                                             ----

          (b) Lessor's right to convert Loans from one Type to another is subject to the conditions and provisions of Section 11.2 of the Participation
                                            ------------
Agreement.

          (c) The Lessor shall have the right from time to time to prepay the Loans, to convert all or part of a Loan of one Type into a Loan of another Type or to continue Eurodollar Loans; provided that (i) the Lessor shall give the Agent notice of any such prepayment, conversion or

                                                                  Loan Agreement

continuation with regard to Prime Rate Loans at least one (1) Business Day and with respect to Eurodollar Loans at least three (3) Business Days prior to the date of the relevant prepayment, conversion or continuation, and each such notice shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m., Houston, Texas time, on the Business Day prior to the relevant date, (ii) Eurodollar Loans may only be converted on the last day of an Interest Period, (iii) except for conversions of Eurodollar Loans into Prime Rate Loans, no conversions or continuations shall be made while a Default has occurred and is continuing, and (iv) optional prepayments of the Loans shall be applied to the then remaining installments of principal of the Loans, pro rata.

     (d) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such past due amount shall bear interest at a rate per annum which is equal to the Default Rate until all such amounts, plus interest at the Default Rate, are paid in full.

     (e) Interest shall be payable in arrears on each Scheduled Payment Date,

provided that (i) interest accruing pursuant to paragraph (d) of this Section
--------                                        -------------         -------
2.4 shall be payable from time to time on demand and (ii) each prepayment of the
---
Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     (f) Reference is hereby made to Article XI of the Participation Agreement for the consequences of events and the limitation on the rights of Lessor hereunder relating to, inter alia, determination of the Eurodollar Rate, the
                       ----- ----
Prime Rate, increased costs, funding losses and increased capital costs.

     SECTION 2.5.  Computation of Interest.
                   -----------------------

     (a) Interest on the Loans by reference to the Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest on the Loans by reference to the Prime Rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed at all times interest is so calculated. The Agent shall as soon as practicable notify the Lessor, Lessee and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Reserve Requirement or the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor, Lessee and the Lenders of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Agent pursuant to any provision of this Loan Agreement shall be conclusive and binding on the Lessor and each Lender in the absence of manifest error. The Agent shall, at the request of the Lessor or the Lessee, deliver

                                                                  Loan Agreement

to the Lessor or the Lessee a statement showing the quotations used by the Agent in determining any interest rate pursuant to Section 2.5(a).
                                             --------------

     SECTION 2.6.  Additional Interest on Eurodollar Loans.  The Lessor shall
                   ---------------------------------------
pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate
                                                   -----
applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 2.6 shall be payable by the Lessor on each date upon
                 -----------
which interest is payable on such Eurodollar Loan pursuant to Section 2.4(e);
                                                              --------------
provided, however, that the Lessor shall not be obligated to make any such
--------  -------
payment of additional interest until the first Business Day after the date when the Lessor has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Lessor shall be obligated to make all such payments of additional interest, including, without limitation, such payments of additional interest that otherwise would have been payable by the Lessor on or prior to such time had the Lessor been earlier informed).

     SECTION 2.7.  Pro Rata Treatment and Payments.  Each borrowing by the
                   -------------------------------
Lessor from the Lenders hereunder shall be made pro rata among the Lenders
                                                --- ----
according to the respective Commitment Percentage of each such Lender. Except as otherwise provided in Article IV hereof, each payment (including each
                         ----------
prepayment) by the Lessor on account of principal of and interest on the Loans shall be made pro rata among the Lenders according to the respective outstanding
              --- ----
principal amounts of the Loans then held by each such Lender.  Subject to

Article V, all payments (including prepayments) to be made by the Lessor
---------
hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made by the Lessor to the applicable Lender prior to 11:00 a.m., Houston, Texas time, to such Lender's Applicable Lending Office specified in Schedule IV to the Participation Agreement (or to such other office as may be designated by such Lender from time to time in a written notice to the Lessor) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment is due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 11:00 a.m., Houston, Texas time, on the date due shall for the purpose of Section 6.1 be deemed
                                                     -----------
received on such day; provided, however, that for the purposes of Section
                      --------  -------                           -------
2.4(d), such payments shall be deemed received on the next succeeding Business
------
Day and, unless the Lenders are otherwise able to invest or employ such funds on the date received, subject to interest at the then applicable interest rate as provided in Section 2.4(d).
            --------------

     SECTION 2.8.  Security.  Each of the Lessee and the Lessor shall grant to
                   --------
the Agent for the benefit of the Equity Lenders, as security for the payment and performance of all Equity Loans and all other indebtedness, liabilities and obligations of the Lessor and/or the Lessee to the

                                                                  Loan Agreement

Equity Lenders under the Operative Documents (the "Equity Obligations"), a
                                                   ------------------
valid, enforceable, perfected first priority security interest in and to the Equipment, together with all accessories, replacements and substitutions therefor (including without limitation all Modifications and Substituted Equipment), all general intangibles relating thereto, and all revenues and proceeds derived therefrom (including, without limitation, any insurance and condemnation proceeds), in accordance with the terms of the Lessor First Security Agreement. The Lessor and the Lessee shall grant to Agent for the benefit of the Financing Lenders, as security for the payment and performance of all Financing Loans and all other indebtedness, liabilities and obligations of the Lessor and/or the Lessee to the Financing Lenders under the Operative Documents (the "Financing Obligations"), a valid, enforceable, perfected
                ---------------------
second priority security interest in and to the Equipment, together with all accessories, replacements and substitutions therefor (including without limitation all Modifications and Substituted Equipment), all general intangibles relating thereto, and all revenues and proceeds derived therefrom (including, without limitation, any insurance and condemnation proceeds), subject only to the first priority security interest granted by the Lessor to the Agent for the benefit of the Equity Lenders, in accordance with the terms of the Lessor Second Security Agreement. The Financing Obligations shall additionally be unconditionally guaranteed by a secured Guaranty executed by the Guarantors for the benefit of the Agent and the Financing Lenders in the form attached hereto as Exhibit C. The Obligations of the Guarantors under the Guaranty shall be
   ---------
secured, on a pari passu basis, with all collateral securing the Credit
              ---- -----
Facility Loans pursuant to the Credit Documents. The Lessor and the Lessee shall further execute and deliver to the Agent, as Agent for the Lenders, an Assignment of Lease and Rents covering all of the right, title and interest of the Lessor under the Master Lease.

                                  ARTICLE III

                             CONDITIONS PRECEDENT

     SECTION 3.1.  Conditions to Effectiveness.  This Loan Agreement shall be
                   ---------------------------
effective on the Effective Date.

     SECTION 3.2.  Conditions to Each Loan.  The agreement of each Lender to
                   -----------------------
make its Loan on the Effective Date is subject to the concurrent disbursement by each other Lender of its Loan on the Effective Date and to the satisfaction of the applicable conditions precedent thereto set forth in Article VI of the Participation Agreement.

                                  ARTICLE IV

                                 DISTRIBUTIONS

     SECTION 4.1.  Basic Rent.  Each payment of Basic Rent (and any payment of
                   ----------
interest on past due installments of Basic Rent) received by the Agent on behalf of the Lessor under the

                                                                  Loan Agreement

Master Lease shall be distributed by the Agent to the Financing Lenders and the Equity Lenders pro rata for application to the Financing Lender Basic Rent and the Equity Lender Basic Rent then due.

     SECTION 4.2.  Purchase Payments by the Lessee.  Any payment received by the
                   -------------------------------
Agent as a result of:

              (i) the purchase of all of the Equipment in connection with the Lessee's exercise of its Purchase Option under Section 18.1 of the Master Lease, or

              (ii) the Lessee's compliance with its obligation to purchase (or cause its designee to purchase) all of the Equipment in accordance with
     Section 18.2 or 18.3 of the Master Lease, or

              (iii) the Lessee's compliance with its obligation to purchase all unsold Equipment in accordance with Section 16.2(e) of the Master Lease, or

              (iv) the Lessee's failure to fulfill one or more of the conditions required in order for Lessee to exercise the Remarketing Option with respect to any Equipment as set forth in Section 20.1 of the Master Lease, and the Lessor's receipt of the Lease Balance from the Lessee pursuant to the next-to-last paragraph of Section 20.1 of the Master Lease, shall be distributed by the Agent to pay each of the Lenders in full the Participant Balance of each Financing Lender and each Equity Lender.

     SECTION 4.3.  Payment of Loan Balance by Lessee Upon Remarketing of
                   -----------------------------------------------------
Equipment.  The payment by the Lessee of the Loan Balance to the Agent in
---------
accordance with Section 20.1(j) of the Master Lease upon the Lessee's exercise of the Remarketing Option shall be distributed by the Agent in the following amounts and order of priority:

              first, so much of such payments or amounts as shall constitute
              -----
     Supplemental Rent, to the Persons entitled thereto in accordance with
     Section 4.5; and
     -----------

              second, to the Financing Lenders for application to pay in full
              ------
     the Participant Balance of each Financing Lender.

     SECTION 4.4.  Remaining Sales Proceeds of Remarketing of Equipment.  Any
                   ----------------------------------------------------
remaining payments received by the Agent on behalf of the Lessor under the Master Lease as proceeds from the sale of the Equipment sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Article XX of the Master Lease (after the payment of amounts set forth in Section 4.3 above), together
                                                 -----------
with any payment made by the Lessee as a result of an appraisal pursuant to

                                                                  Loan Agreement

Section 12.2(b) of the Participation Agreement, shall be distributed by the Agent from the funds so received in the following order of priority:

          first, to the Equity Lenders for application to pay in full the
          -----
     Participant Balance of each Equity Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro
                                                                            ---
     rata among the Equity Lenders without priority of one Equity Lender over
     ----
     the other in the proportion that the Participant Balance of each such Equity Lender bears to the aggregate Participant Balances of all Equity Lenders, and second, the balance, if any, shall be promptly distributed to, or as
          ------
     directed by, the Lessee (provided that the Lessee has paid the Loan Balance
                              --------
     to the Lessor in accordance with Section 20.1(j) of the Master Lease).

     SECTION 4.5.  Supplemental Rent.  All payments of Supplemental Rent
                   -----------------
received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Article IV) shall be distributed promptly by the Agent upon
                   ----------
receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

     SECTION 4.6.  Excepted Payments.  Notwithstanding any other provision of
                   -----------------
this Loan Agreement, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

     SECTION 4.7.  Distribution of Payments after Loan Event of Default.
                   ----------------------------------------------------

     (a) All amounts received by the Agent on behalf of the Lessor under the Master Lease after the occurrence of a Loan Event of Default in connection with any sale of all or any part of the Equipment shall be distributed by the Agent in the following order of priority:

          first, so much of such payment or amount as shall be required to
          -----
     reimburse the Lessor for any tax, expense or other loss incurred by the Lessor (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Lessor) and any unpaid ongoing fees of the Lessor shall be distributed to the Lessor for its own account;

          second, so much of such payments or amounts as shall be required to
          ------
     pay the then existing or prior Equity Lenders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Equity Lender without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                                                                  Loan Agreement

          third, to the Equity Lenders for application to pay in full the
          -----
     Participant Balance of each Equity Lender and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Equity Lenders without priority of one Equity Lender over the other in the proportion that the Participant Balance of each such Equity Lender bears to the aggregate Participant Balances of all Equity Lenders;

          fourth, so much of such payments or amounts as shall be required to
          ------
     pay the then existing or prior Financing Lenders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Financing Lender without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          fifth, to the Financing Lenders for application to pay in full the
          -----
     Participant Balance of each Financing Lender and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Financing Lenders without priority of one Financing Lender over the other in the proportion that the Participant Balance of each such Financing Lender bears to the aggregate Participant Balances of all Financing Lenders; and

          sixth, the balance, if any, of such payment or amounts remaining
          -----
     thereafter shall be promptly distributed to, or as directed by, the Lessee.

     (b) All amounts received by the Agent on behalf of the Lessor under the Master Lease in connection with any Casualty or Condemnation after the occurrence of a Loan Event of Default, shall be distributed by the Agent as follows:

          (i) in the event that the Agent, at the direction of the Required Equity Lenders, elects to pay all or a portion of such amounts to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 14.1(a) of the Master Lease, then such amounts shall be distributed to the Lessee, and

          (ii) in the event that the Agent, at the direction of Required Equity Lenders, elects to apply all or a portion of such amounts to the purchase price of the related Equipment in accordance with the last sentence of
     Section 14.1(a) and Article XV of the Master Lease, then such amounts shall be distributed in accordance with paragraph (a) above.

     (c) All amounts received (other than payments or amounts described in paragraph (a) or (b) above or Excepted Payments) by the Agent on behalf of the
-------------    ---
Lessor under the Master Lease

                                                                  Loan Agreement

after the occurrence of a Loan Event of Default shall be distributed by the Agent in the following order of priority:

          first, so much of such payment or amount as shall be required to
          -----
     reimburse the Lessor for any tax, expense or other loss incurred by the Lessor (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Lessor) and any unpaid ongoing fees of the Lessor shall be distributed to the Lessor for its own account;

          second, so much of such payments or amounts as shall be required to
          ------
     pay the then existing or prior Financing Lenders and the Equity Lenders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          third, to the Financing Lenders and the Equity Lenders pro rata in
          -----
     accordance, with, and for application to, the Participant Balance of each Financing Lender and each Equity Lender; and

          fourth, after payment in full of the Participant Balance of each
          ------
     Financing Lender and each Equity Lender and all other amounts due and owing to any Financing Lender or any Equity Lender, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

     (d) During the occurrence and continuance of a Loan Event of Default, all amounts (other than Excepted Payments) received or realized by the Lessor and otherwise distributable pursuant to Sections 4.1 and 4.2 shall be distributed as
                                    ------------     ---
provided for in paragraphs (a), (b) and (c) above.
                --------------  ---     ---

     SECTION 4.8.  Other Payments.
                   --------------

     (a)  Except as otherwise provided in Sections 4.1, 4.2, 4.7 and paragraph
                                         ------------  ---  ---     ---------
(b) below, any payment received by the Agent on behalf of the Lessor for which
----
no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article IV shall be distributed pro rata among the Financing
                  ----------                      --- ----
Lenders and the Equity Lenders without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances.

     (b)  Except as otherwise provided in Sections 4.1, 4.2 and 4.7, all
                                         ------------  ---     ---
payments received and amounts realized by the Agent on behalf of the Lessor, under the Master Lease or otherwise with respect to the Equipment to the extent received or realized at any time after payment in full

                                                                  Loan Agreement

of the Participant Balances of all of the Financing Lenders and the Equity Lenders and any other amounts due and owing to the Financing Lenders, the Equity Lenders or the Lessor, shall be distributed forthwith by the Lessor in the order of priority set forth in Section 4.7(c), except that such payment shall be
                         --------------
distributed omitting paragraph third of such Section 4.7(c).
                                             --------------

     (c)  Except as otherwise provided in Sections 4.1 and 4.2, any payment
                                         ------------     ---
received by the Agent on behalf of the Lessor for which provision as to the application thereof is made in an Operative Document but not elsewhere in this
Article IV shall be distributed forthwith by the Lessor to the Person and for
----------
the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 4.9.  Casualty and Condemnation Prior to Lease Event of Default.
                   ---------------------------------------------------------
Subject to Section 4.7(b), any amounts payable to the Agent on behalf of the
           --------------
Lessor as a result of a Casualty or Condemnation pursuant to Section 14.1 of the Master Lease prior to the occurrence of a Lease Event of Default shall be distributed as follows:

     (a) all amounts payable to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 14.1(a) of the Master Lease shall be distributed to the Lessee, and

     (b) all amounts that are to be applied to the purchase price of the related Equipment in accordance with Section 14.1(a) and Article XV of the Master Lease shall be distributed by the Agent in accordance with Section 4.7(a)
                                                                  --------------
above.



                                   ARTICLE V

                         FORBEARANCE OF LENDERS, ETC.

     SECTION 5.1.  Forbearance.  Notwithstanding any other provision herein or
                   -----------
in any other Operative Document, the Agent and each Financing Lender hereby agrees that it shall not, without the written consent of the Equity Lenders (which consent may be withheld in the sole and absolute discretion of the Equity Lenders), take any action, or otherwise request that any action be taken, to enforce the lien and security interest of the Master Lease, the Lessor Second Security Agreement, or the Assignment of Lease and Rent, including, without limitation, (i) any action (statutory or otherwise) relating to a sale under power of sale, (ii) accepting a bill of sale of foreclosure or otherwise taking title to, or authorizing the conveyance of, the Equipment or any portion thereof, (iii) appointing a receiver or taking any other action to obtain possession or control of the Equipment or any portion thereof, or (iv) commencing or participating in any foreclosure proceeding, prior to the payment in full of the Equity Balance and all other amounts payable to the Equity Lenders under the Participation Agreement and the other Operative

                                                                  Loan Agreement

Documents, the permanent termination of all Commitments of the Equity Lenders, and the satisfaction of all other obligations to the Equity Lenders under the Operative Documents. The foregoing forbearance shall not apply to or affect in any manner the rights of each Financing Lender with respect to the Guaranty or to any other Operative Document other than the Master Lease, the Lessor Second Security Agreement and the Assignment of Lease and Rent.

     SECTION 5.2.  Subordination with Respect to Certain Amounts After Lease
                   ---------------------------------------------------------
Event of Default.  The Lessor and each Financing Lender covenants and agrees for
----------------
the benefit of the Equity Lenders that, notwithstanding any other provision of this Loan Agreement, upon the occurrence of a Loan Event of Default, including without limitation a Lease Event of Default, the rights of the Financing Lenders with respect to amounts received by the Agent in connection with (i) the sale or other disposition of all or any part of any one or more items of Equipment, or
(ii) any subleases or reletting affecting the Equipment or any rents, issues or profits accruing thereunder, or any other proceeds of the property described in clauses (i) and (ii), shall be subordinate and subject in right of payment to the prior payment in full in cash of the Participant Balance of each Equity Lender.

                                  ARTICLE VI

                       LOAN AGREEMENT EVENTS OF DEFAULT

          SECTION 6.1.  Loan Agreement Events of Default.  The occurrence of any
                        --------------------------------
one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Loan Agreement Event of Default":
--------------------------------

          (a) The Lessor shall (i) default in the payment when due (including, without limitation, pursuant to Section 2.4(d)) of any principal of the
                                     --------------
     Loans or (ii) default in the payment when due of any interest on the Loans and such default shall continue for five (5) or more days or (iii) default in the payment of any other amounts owing hereunder or under any other Operative Document to which it is a party and such default shall continue for five (5) or more days after the Lessor's and Lessee's receipt of notice of such default;

          (b) The Lessor shall default in the due performance or observance by it of any term, covenant or agreement contained in this Loan Agreement or the Notes (other than those referred to in paragraph (a) above), and such
                                                -------------
     default shall have continued unremedied for a period of at least ten (10) days after the receipt by the Lessor and Lessee of notice thereof from the Agent;

                                                                  Loan Agreement

          (c) Any representation, warranty or statement made or deemed made by the Lessee herein or in any other Operative Document or the Participation Agreement, or, in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of when made or deemed made; or

          (d)  Any Lease Event of Default shall have occurred and be continuing;

          (e) The Lessee shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or any substantial part of the Equipment, (ii) make a general assignment for the benefit of its creditors,
     (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any
                                      ---------------
     proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

          (f) A proceeding or case shall be commenced, without the application, approval or consent of the Lessee in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Lessee or of all or any substantial part of the Equipment, or
     (iii) similar relief in respect the Lessee under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Lessee shall be entered in an involuntary case under the Bankruptcy Code.

          (g)  Exclusive of paragraphs (e) and (f) above, an Event of Default
                            --------------     ---
     shall occur under either of the Credit Agreements, or, in the event that the Credit Agreements no longer exist, the occurrence of an event which would have constituted an Event of Default under either of the Credit Agreements had they remained in full force and effect.

     SECTION 6.2.  Remedies.
                   --------

     (a) Upon the occurrence of any Loan Agreement Event of Default, (i) if such event is a Loan Agreement Event of Default specified in Sections 6.1(e) or
                                                             ---------------
6.1(f) above, all Obligations
------

                                                                  Loan Agreement

shall immediately become due and payable, and (ii) if such event is any other Loan Agreement Event of Default, the Agent may, or upon the written instructions of either the Required Equity Lenders or the Required Financing Lenders, the Agent shall, by notice to the Lessor, declare all or any part of the Obligations to be due and payable forthwith, whereupon all or any part of such Obligations shall immediately become due and payable (any of the foregoing occurrences or actions referred to in paragraphs (i) or (ii) above, an "Acceleration").
                       --------------    ----            ------------
Except as expressly provided above in this Article VI, presentment, demand,
                                           ----------
protest and all other notices of any kind are hereby expressly waived.


     (b) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Agent may, or upon the written instructions of either the Required Equity Lenders or the Required Financing Lenders, the Agent shall, as set forth below, exercise any or all of the rights and powers and pursue any and all of the remedies available to the Lenders hereunder and (subject to the terms thereof) under the Master Lease and the other Operative Documents, together with any and all rights and remedies available under the Uniform Commercial Code or any provision of law, in accordance with the following provisions:

          (i) Equity Lender Remedies.  Upon receipt of written instructions from
              ----------------------
     the Required Equity Lenders, the Agent shall enforce the provisions of the Lessor First Security Agreement and the Master Lease, including without limitation requiring that the Lessee purchase the Equipment pursuant to
     Section 18.3 of the Master Lease. Without limitation of the foregoing, upon the request of the Required Equity Lenders, the Agent shall (w) take any action (statutory or otherwise) relating to a sale of the Equipment under the Lessor First Security Agreement, (x) accept a bill of sale of foreclosure or otherwise take title to, or authorize the conveyance of, the Equipment or any portion thereof, (y) appoint a receiver or take any other action to obtain possession or control of the Equipment or any portion thereof, and/or (z) commence or participate in any foreclosure proceeding and take any and all other actions as the Required Equity Lenders may request to enforce their rights and remedies hereunder, under the Notes, the Master Lease and the other Operative Documents.

          (ii) Financing Lender Remedies.  Upon receipt of written instructions
               -------------------------
     from the Required Financing Lenders, the Agent shall, subject to the provisions of Article V hereof, exercise any or all of the rights and
                   ---------
     powers and pursue any and all of the remedies available to the Financing Lenders hereunder and under the Operative Documents, including without limitation the institution of any action to enforce the provisions of the Guaranty and the Lessor's Second Security Agreement, and the commencement or participation in any foreclosure proceeding available to the Agent with respect to the Collateral under the Credit Agreements. Without the written consent of the Required Equity Lenders, however, the Financing Lenders shall not take any action or request that

                                                                  Loan Agreement

     the Agent exercise any remedies reserved to the Equity Lenders under subparagraph (i) above or in violation of the provisions of subsection 5.1
                                                                 --------------
     of this Loan Agreement; provided, however, that the Required Financing
                             --------- --------
     Lenders, shall have the right to cause the Agent to demand the purchase of Equipment by the Lessee pursuant to Section 18.3 of the Master Lease.

          (iii)  Remedies of All Lenders.  Subject to the provisions of Article
                 -----------------------
     V and the exclusive rights of the Equity Lenders to take the actions specified in subparagraph (i) above and the rights of the Financing Lenders to take the actions specified in subparagraph (ii) above, the Agent shall, upon receipt of written request from the Required Participants, proceed to protect and enforce all rights and remedies of the Lenders under this Loan Agreement, the Notes, the Master Lease and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure under the Operative Documents, or for the appointment of a receiver or receivers for the Equipment or any Equipment or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

All amounts collected by the Agent under this Section 6.2 shall be held and
                                              -----------
distributed by the Agent in accordance with the provisions of Article IV hereof.
                                                              ----------

     (c)  Subject to the nonrecourse provisions set forth in Section 12.13
                                                             -------------
hereof, the Lessor shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Loan Agreement Event of Default or the exercise of remedies with respect thereto.

                                  ARTICLE VII

                       CERTAIN REMEDIAL MATTERS; RELEASE

     SECTION 7.1.  Certain Remedial Matters.  Notwithstanding any other
                   ------------------------
provision of this Loan Agreement or any other Operative Document:

          (i) the Lessor, the Lenders or any other party entitled thereto shall at all times retain all rights to Excepted Payments and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

          (ii) the Lessor shall at all times retain the right, but not to the exclusion of the Agent, (A) to receive from the Lessee all notices, certificates and other documents and all

                                                                  Loan Agreement

     information that the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Master Lease, the Participation Agreement or any other Operative Document, (B) to provide such insurance as the Lessee shall have failed to maintain, and (C) subject to the other applicable provisions of this Loan Agreement, to perform for the Lessee under Article XVII of the Master Lease.

     SECTION 7.2.  Release of Equipment, etc.  (a) If the Lessee shall at any
                   -------------------------
time purchase the Equipment pursuant to Article XV of the Master Lease, or exercise its Purchase Option with respect to the Equipment under Article XVIII of the Master Lease, or if all of the Equipment shall be sold in accordance with and the Lessee otherwise satisfies each of the obligations and conditions set forth at Article XX of the Master Lease, then, upon application of such amounts to prepay the Loans pursuant to Article XV of the Master Lease and the Agent's and the Lenders' receipt of all accrued interest and any other payments due and owing from Lessee and/or the Lessor to the Agent and the Lenders on such date, including without limitation pursuant to Article XII of the Participation Agreement, the Equipment shall be released from the Liens in favor of the Lenders.

     (b) Upon payment in full of the Loan Balance and all other Obligations, the Equipment shall be released from the Liens in favor of the Lenders.

     (c) Upon request of the Lessor following a release of any Equipment described in paragraphs (a) or (b) above, the Agent shall, at the sole cost and
             --------------    ---
expense of the Lessee, execute and deliver to the Lessor or the Lessee, as applicable, such documents as the Lessor shall reasonably request to evidence such release.

                                 ARTICLE VIII

                                  THE LESSOR

          SECTION 8.1.  Notice of Default; Action After Default.  If the Lessor
                        ---------------------------------------
shall have actual knowledge of a Default or Event of Default under any Operative Document (collectively, the "Specified Events), the Lessor shall give prompt
                             ----------------
written notice thereof to each Lender, the Agent, the Lessee and any other Person to whom notice is expressly required to be given by the Lessor under such Operative Documents. Subject to the terms of Article V and Section 8.3(d),
                                              ---------     --------------
following the occurrence of a Specified Event, the Lessor shall take or refrain from taking such action, not inconsistent with the provisions of the Operative Documents, with respect thereto as the Lessor shall be instructed in writing by the Agent. If the Lessor shall not have received instructions as provided above within twenty (20) days after mailing of notice of such event to each Lender, the Lessor may, subject to instructions received pursuant to the provisions of the Operative Documents, take or refrain from taking such action (but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect thereto)

                                                                  Loan Agreement

as the Lessor shall deem advisable and in the best interests of the Lenders and consistent with the terms of the Operative Documents.

          SECTION 8.2.  Action Upon Instructions.  Subject to the provisions of
                        ------------------------
Article V and Sections 8.3 and 8.4, upon the written instructions at any time
              ------------     ---
and from time to time of the Agent, the Lessor shall take such of the following actions as may be specified in such instructions:

          (a) give such notice or direction or exercise such right or power under the Master Lease or any other Operative Document as shall be specified in such instructions;

          (b) approve as satisfactory to it, or disapprove, as the case may be, all matters required by the terms of any Operative Document to be so approved or disapproved by the Lessor;

          (c) after the expiration of the Lease Term, unless the Lessee shall have purchased the Equipment in accordance with the Master Lease, convey all of the Lessor's right, title and interest in and to the Equipment or any portion thereof for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or otherwise lease or dispose of the Equipment or any portion thereof on such terms as shall be designated in such instructions; and

          (d)  any other action as specified by the Agent.

          SECTION 8.3.  Certain Duties and Responsibilities of Lessor.
                        ---------------------------------------------

          (a)  Except during the continuance of a Loan Event of Default:

               (i) the Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Loan Agreement against the Lessor, and the Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Equipment in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein; and

               (ii) in the absence of bad faith or gross negligence on its part, the Lessor may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Lessor and conforming to the requirements of this Loan Agreement.

          (b) No provision hereof or of any other Operative Document shall be construed to relieve the Lessor of liability for its gross negligence or willful misconduct or its negligence in

                                                                  Loan Agreement

the handling of funds, or for the creation by the Lessor of any Liens or the disposition by the Lessor of its interest in any Equipment in violation of the terms hereof and of the other Operative Documents, it being understood that, without limiting the foregoing:

          (i) the Lessor shall not be liable for any error of judgment made in good faith by any of its officers, unless it shall be proved that the Lessor was grossly negligent;

          (ii) the Lessor shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Agent pursuant to the express provisions hereof; and

          (iii) no provision hereof shall require the Lessor to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers.

     (c) The Lessor shall not be required to take any action hereunder or under the Operative Documents, nor shall any other provision of this Loan Agreement or any Operative Document be deemed to impose a duty on the Lessor to take any action, if the Lessor shall determine, or shall have been advised by counsel, that such action is likely to result in personal liability or is contrary to any Requirement of Law or the Operative Documents.

     (d) Whether or not therein expressly so provided, every provision of this Loan Agreement relating to the conduct or affecting the liability of or affording protection to the Lessor shall be subject to the provisions of this
Section 8.3.
-----------

     SECTION 8.4.  Furnishing of Documents.  The Lessor will furnish to the
                   -----------------------
Agent and each Lender, respectively, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Lessor hereunder or under any other Operative Document, unless by the express terms of any Operative Document a copy of the same is required to be furnished by some other Person directly to such Agent or Lender, respectively, or the Lessor shall have determined that the same has already been furnished to such Lender.

     SECTION 8.5.  Moneys Received by the Lessor.  The Lessor agrees to deposit
                   -----------------------------
and disburse, as appropriate, all moneys actually received by it under the terms of the Master Lease and in accordance with the terms of this Loan Agreement and the other Operative Documents.

     SECTION 8.6.  NO REPRESENTATIONS OR WARRANTIES AS TO EQUIPMENT OR
                   ---------------------------------------------------
DOCUMENTS.  THE LESSOR IS NOT A MANUFACTURER OR OPERATOR OF ANY EQUIPMENT OR A
---------
DEALER IN ANY SIMILAR EQUIPMENT NOR HAS INSPECTED ANY EQUIPMENT PRIOR TO DELIVERY TO AND ACCEPTANCE THEREOF BY THE LESSEE.

                                                                  Loan Agreement

THE LESSOR HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY EQUIPMENT, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS LOAN AGREEMENT AGAINST THE LESSOR), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTION 7.2 OF THE PARTICIPATION AGREEMENT.

                                  ARTICLE IX

                    INDEMNIFICATION OF LESSOR; COMPENSATION

     SECTION 9.1.  Lenders to Indemnify Lessor.  Each Lender agrees to pay (or
                   ---------------------------
reimburse the Lessor for), to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so, ratably according to such Lender's Commitment Percentage of all Loans on the date on which indemnification is sought under this Section 9.1, all reasonable expenses of the
                                     -----------
Lessor hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Lessor may employ in connection with the exercise and performance of its rights and duties under the Operative Documents, unless and to the extent that the Lessor receives payment or reimbursement from the Lessee or any other Person under the Operative Documents, whether or not the transactions contemplated hereby are consummated. Each Lender agrees to assume liability for, and to indemnify the Lessor against and from (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to the percentage each such Lenders's Commitment Percentage of all Loans on the date on which indemnification is sought under this Section 9.1, any and all liabilities,
                                           -----------
obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Lessor (whether or not indemnified against by other parties) in any way relating to or arising out of the administration of the Equipment or the action or inaction of the Lessor hereunder or under the Operative Documents; provided, however, that the Lessor shall not make any claim under this Section
--------  -------                                                      -------
9.1 for any claim or expense indemnified against by the Lessee under Article
---
XII of the Participation Agreement without first making demand on the Lessee for payment of such claim or expense. The indemnities contained in this Section 9.1
                                                                    -----------
shall not be applicable to any claim arising out of

                                                                  Loan Agreement

the gross negligence or willful misconduct of the Lessor, and such indemnities shall survive the termination of this Loan Agreement.

     SECTION 9.2.  Compensation.  The Lessor shall receive as compensation for
                   ------------
its services hereunder such ordinary fees as are fair, reasonable and customary for the performance of such services and as may heretofore and from time to time hereafter be agreed upon in writing between the Lessor and the Lessee.

                                   ARTICLE X

                                   THE AGENT

     SECTION 10.1.  Appointment.  Each Lender hereby irrevocably designates and
                    -----------
appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Without limitation, all amounts payable to the Lenders by the Lessor, the Lessee and/or the other Guarantors under the Operative Documents, exclusive only of Excepted Payments, shall be paid to and collected by the Agent on behalf of the Lenders and disbursed promptly by the Agent in accordance with the provisions of the Operative Documents. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 10.2.  Delegation of Duties.  The Agent may execute any of its
                    --------------------
duties under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 10.3.  Exculpatory Provisions.  Neither the Agent nor any of its
                    ----------------------
officers, directors, employees, agents, attorneys-in fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other party to the Operative Documents for any recitals, statements, representations, or warranties

                                                                  Loan Agreement

made by the Lessor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the Equipment, books or records of the Lessor or the Lessee.

     SECTION 10.4.  Reliance by Agent.  The Agent shall be entitled to rely, and
                    -----------------
shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive the advice or concurrence of Lenders holding a majority of the outstanding Loans or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of Lenders holding a majority of the outstanding Loans, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 10.5.  Notice of Default.  The Agent shall not be deemed to have
                    -----------------
knowledge or notice of the occurrence of any Loan Agreement Default or Loan Agreement Event of Default hereunder unless the Agent has received notice from a Lender or the Lessor referring to this Loan Agreement, describing such Loan Agreement Default or Loan Agreement Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders and the Lessee. The Agent shall take such action with respect to such Loan Agreement Default or Loan Agreement Event of Default as shall be directed by Lenders holding a majority of the outstanding Loans; provided, however, that unless and
                                             --------  -------
until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Agreement Default or Loan Agreement Event of Default as it shall deem advisable in the best interests of the Lenders.

                                                                  Loan Agreement

     SECTION 10.6.  Non-Reliance on Agent and Other Lenders.  Each Lender
                    ---------------------------------------
expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, Equipment, financial and other condition and creditworthiness of the Lessor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Equipment, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Equipment, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 10.7.  Indemnification.  Each Lender agrees to indemnify the Agent
                    ---------------
in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to such Lender's Commitment Percentage of all Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including without limitation all reasonable fees and disbursements of any law firm or other external counsel of the Agent, the allocated cost of internal legal services and all disbursements of internal counsel of the Agent) which may at any time (including, without limitation, at any time following the payment of the Notes) be, imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any
--------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 10.7
                                                               ------------
shall survive the payment of the Obligations.

                                                                  Loan Agreement

     SECTION 10.8.  Agent in Its Individual Capacity.  The Agent and its
                    --------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Lessor, the Lessee and their Affiliates as though Banque Paribas were not the Agent hereunder and under the other Operative Documents and without notice to or consent of the Lenders. Each Lender acknowledges that, pursuant to such activities, Banque Paribas or its Affiliates may receive information regarding the Lessee, the Lessor or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Lessee, the Lessor or their Affiliates) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to any Loans made or renewed by it and any Note issued to it, Banque Paribas shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and, in the event Banque Paribas, becomes a Lender, the terms "Lender" and "Lenders" shall include Banque Paribas in its individual capacity.

     SECTION 10.9.  Successor Agent.  The Agent may resign as Agent upon twenty
                    ---------------
(20) days' notice to the Lenders. The Agent may be removed by the Required Participants in the event that (i) the Agent fails to comply in any material respect with its duties hereunder and under the other Operative Documents and such failure continues for a period of fifteen (15) days after receipt by Agent of written notice thereof from the Required Participants, or (ii) the Agent is guilty of willful misconduct or gross negligence in the performance of its duties hereunder and under the Operative Documents. If the Agent shall be removed or resign as Agent under this Loan Agreement and the other Operative Documents, then the Required Participants shall appoint a successor agent for Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (and if no Lease Default or Lease Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. If no successor Agent has accepted appointment as Agent by the date which is twenty (20) days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as Lenders holding a majority of the outstanding Loans appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this
Article X shall inure to its benefit as to any actions taken or omitted to
---------
be taken by it while it was Agent under this Loan Agreement and the other Operative Documents.

                                                                  Loan Agreement

                                  ARTICLE XI

                      COLLECTIONS, LIMITED RECOURSE, ETC.

     SECTION 11.1.  Collections and Remittances by Lessor.  The Lessor agrees
                    -------------------------------------
that, subject to the provisions of this Loan Agreement and the other Operative Documents, it will during the Lease Term, administer the Equipment and, at the direction of the Agent, take steps to collect all sums payable to the Lessor by the Lessee under the Participation Agreement and the Master Lease (to the extent not payable directly to the Agent or the other Lenders pursuant to the Operative Documents or the Participation Agreement).

     SECTION 11.2.  Payments from Equipment Only.  All payments to be made by
                    ----------------------------
the Lessor (or by the Agent on behalf of the Lessor) under this Loan Agreement shall be made only from (i) the income and the proceeds from the Equipment and
(ii) payments made by the Lessee to the Lessor under or in connection with the Master Lease. Each Lender agrees that the Lessor shall not be personally liable to the Lenders for any amounts payable under this Loan Agreement or any other Operative Document and shall not be subject to any liability under this Loan Agreement or any other Operative Document except as specifically provided herein or therein.

                                  ARTICLE XII

                                 MISCELLANEOUS

     SECTION 12.1.  Amendments and Waivers.  Neither this Loan Agreement, any
                    ----------------------
other Operative Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section
13.5 of the Participation Agreement, but if in the opinion of the Lessor any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Lessor under this Loan Agreement or any of the documents contemplated hereby to which the Lessor is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Lessor or any document contemplated hereby to which the Lessor is a party, the Lessor may in its sole discretion decline to execute such instrument.

     SECTION 12.2.  Headings.  The headings of the various Sections herein are
                    --------
for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 12.3.  Notices.  All notices, requests and demands to or upon the
                    -------
respective parties hereto shall be given in accordance with Section 13.3 of the Participation Agreement.


     SECTION 12.4.  No Waiver; Cumulative Remedies.  No failure to exercise and
                    ------------------------------
no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege

                                                                  Loan Agreement

hereunder or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 12.5.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made hereunder, in the other Operative Documents and in any document, certificate or statement, delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

     SECTION 12.6.  Successors and Assigns; Assignment by Lessor.  This Loan
                    --------------------------------------------
Agreement shall be binding upon and inure to the benefit of the Lessor, each Lender, the Agent, each future holder of a Note and their respective successors and assigns; provided that (i) no assignment shall be made by the Lessor or the Agent of its obligations hereunder without the prior written consent of the Required Participants, and (ii) any assignment by any Lender or future holder of a Note shall be made subject to and in accordance with the provisions of Section
13.8 of the Participation Agreement.

     SECTION 12.7.  Adjustments.  Subject to the provisions of Article V hereof,
                    -----------
if any Financing Lender or Equity Lender, as the case may be (a "Benefitted
                                                                 ----------
Lender"), shall at any time receive any payment of all or part of its Loans, or
------
interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 6.1(e), or otherwise), in a greater proportion
                          --------------
than any such payment to or collateral received by any other Financing Lender or Equity Lender, as the case may be, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Financing Lenders or Equity Lenders, as the case may be, with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Financing Lenders or Equity Lenders, as the case may be; provided,
                                                               --------
however, that if all or any portion of such excess payment or benefits is
-------
thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

     SECTION 12.8.  Counterparts.  This Loan Agreement may be executed by one or
                    ------------
more of the parties to this Loan Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties shall be delivered to the Lessor and the Agent.

                                                                  Loan Agreement

     SECTION 12.9.  Severability.  Any provision of this Loan Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 12.10.  Intention.  This Loan Agreement and the other Operative
                     ---------
Documents represent the agreement of the Lessor, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

     SECTION 12.11.  WAIVER OF TRIAL BY JURY.  THE PARTIES HERETO VOLUNTARILY
                     -----------------------
AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY, IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LOAN AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 12.11 HAVE BEEN
                                                     -------------
FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE EACH RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS LOAN AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT).

     SECTION 12.12.  GOVERNING LAW.  THIS LOAN AGREEMENT AND THE NOTES AND THE
                     -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS.

     SECTION 12.13.  Nonrecourse.  Anything to the contrary contained in this
                     -----------
Loan Agreement or in any other Operative Document notwithstanding, neither the Lessor nor any officer, director or shareholder hereof, nor any of the Lessor's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any
                     ------------------
respect for any Obligation hereunder or under any other Operative Document including the payment of the principal of, or interest on, any of the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Loan Agreement,

                                                                  Loan Agreement

the Notes or any of the other Operative Documents. The Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Loan Agreement, the Notes or any other Operative Documents, none of the Agent or the Lenders shall have any recourse against the Lessor, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Equipment, the Lessee and the Guarantors; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Equipment in respect of the Obligations. Notwithstanding the foregoing provisions of this Section 12.13 herein, nothing in this Loan
                                 -------------
Agreement or any other Operative Document shall (a) constitute a waiver, release, or discharge of any obligation evidenced or secured by this Loan Agreement, any other Operative Document or any Security Document, (b) limit the right of the Agent or any Lender to name the Lessor as a party defendant in any action or suit for judicial foreclosure and sale under any Operative Document, or (c) affect in any way the validity or enforceability of the Guaranty or any other guaranty (whether of payment and/or performance) given to the Agent or any Lender in connection with the Loans or any Obligation of the Lessee under the Operative Documents (which shall be full recourse).

     SECTION 12.14.  Tax Reports.  In the event any tax report or tax return is
                     -----------
required to be made by the Lessor with respect to the Equipment and the Lessee is not required to prepare and file the same pursuant to the Master Lease, the Lessor will, at the sole expense of Lessee, prepare such tax report or return in respect of its interest in the Equipment and deliver a copy thereof to the Agent.

     SECTION 12.15.  SUBMISSION TO JURISDICTION.  EACH PARTY HERETO HEREBY
                     --------------------------
SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN HOUSTON, TEXAS, AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 12.16.  FINAL AGREEMENT.  THIS LOAN AGREEMENT AND THE OTHER
                     ---------------
OPERATIVE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE LOANS AND MAY NOT

                                                                  Loan Agreement

BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

     SECTION 12.17.  Intercreditor Agreements.  Each of the Financing Lenders
                     ------------------------
hereby (a) agrees to all terms and provisions of each of the "Intercreditor Agreement" and the "Accounts Receivable Securitization Facility Intercreditor Agreement" (as such terms are defined in the Mail-Well Credit Agreement), (b) agrees to be bound by all of the terms and provisions of each of the "Intercreditor Agreement" and the "Accounts Receivable Securitization Facility Intercreditor Agreement" (as such terms are defined in the Mail-Well Credit Agreement) as if it were a direct party and a signatory thereto (whether or not it is a direct party or a signatory thereto) and (c) grants to the Agent a special power of attorney to execute and deliver each of the "Intercreditor Agreement" and the "Accounts Receivable Securitization Facility Intercreditor Agreement" (as such terms are defined in the Mail-Well Credit Agreement) for, on behalf of and in the name of such Lender.

     SECTION 12.18.  Payments.  All payments to be made to the Lenders or to the
                     --------
Agent on behalf of the Lenders hereunder and under the other Operative Documents shall be deemed to have been made only when good, collected and indefeasible funds have been received by the Agent and/or the Lenders, as the case may be.

                  [remainder of page left intentionally blank]

                                                                  Loan Agreement

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    LESSOR:
                                    ------

                                    PARIBAS PROPERTIES, INC.,
                                    a Delaware corporation


                                    By: ___________________________________
                                        Edward V. Canale, President


                                    By: ___________________________________
                                        Matthew J. Cooleen, Vice President

                                                                  Loan Agreement

                                    AGENT:
                                    -----

                                    BANQUE PARIBAS,
                                    as Agent and as a Lender


                                    By: _____________________________
                                         Pierre-Jean de Filippis,
                                         General Manager


                                    By: _____________________________
                                         Christopher S. Goodwin,
                                         Vice President

                                                                  Loan Agreement

                                    FINANCING LENDER:
                                    ----------------

                                    ARAB BANKING CORPORATION
                                    (B.S.C.)



                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          -------------------------------


                                     Address for Notices:
                                     -------------------
                                     Arab Banking Corporation (B.S.C.)
                                     277 Park Avenue, 32nd Floor
                                     New York, New York  10172
                                     Telecopy No. : 212-583-0921
                                     Telephone No.:
                                                    ------------
                                     Attention: Ms. Louise Weiss

                                     With a copy to:

                                     Arab Banking Corporation (B.S.C.)
                                     600 Travis Street, Suite 1900
                                     Houston, Texas  77002
                                     Telecopy No. : 713-227-6507
                                     Telephone No.: 713-227-8444
                                     Attention: Stephen Plauche

                                     Lending Office for Prime Rate Loans:
                                     -----------------------------------
                                     Arab Banking Corporation (B.S.C.)
                                     277 Park Avenue, 32nd Floor
                                     New York, New York  10172-3299
                                     Attention:       Ms. Louise Weiss

                                                                  Loan Agreement
                                    FINANCING LENDER:
                                    ----------------

                                    BANK OF AMERICA ILLINOIS



                                    By:
                                       --------------------------
                                    Name:
                                         ------------------------
                                    Title:
                                          -----------------------

                              Address for Notices:
                              -------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Telecopy No.:  312-974-9626
                              Telephone No.: 312-828-6386
                              Attention:    Juanita L. Hester

                              with a copy to:

                              Bank of America
                              U.S. Div. - S.F. Credit Products #3838
                              555 California Street, 41st Floor
                              San Francisco, CA  94104
                              Attention:    Kevin Leader

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Attention: Juanita L. Hester

                                                                  Loan Agreement
                                    FINANCING LENDER:
                                    ----------------

                                    THE BANK OF NOVA SCOTIA



                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------



                          Address for Notices:
                          -------------------
                          The Bank of Nova
                          Scotia, Atlanta Agency
                          600 Peachtree Street N.E., Suite 2700
                          Atlanta, Georgia  30308
                          Telecopy No.:  404-888-8998
                          Telephone No.: 404-877-1500
                          Attention: F.C.H. Ashby

                          with a copy to:

                          The Bank of Nova Scotia
                          Houston Representative Office
                          1100 Louisiana, Suite 3000
                          Houston, Texas  77002
                          Telecopy No.:  713-752-2425
                          Telephone No.: 713-759-3432
                          Attention: Rosine Matthews


                          Lending Office for Prime Rate Loans:
                          -----------------------------------
                          The Bank of Nova
                          Scotia, Atlanta Agency
                          600 Peachtree Street
                          N.E., Suite 2700
                          Atlanta, Georgia 30308
                          Attention:  Cleve Bushey

                                                                  Loan Agreement

                                      FINANCING LENDER:
                                      ----------------

                                      THE BOATMEN'S NATIONAL BANK
                                      OF ST. LOUIS


                                      By:
                                          --------------------------
                                      Name:
                                            ------------------------
                                      Title:
                                             -----------------------


                            Address for Notices:
                            -------------------
                            The Boatmen's
                            National Bank of St. Louis
                            800 Market Street,
                            Mail Station LBP 37-01
                            St. Louis, Missouri 63101
                            Telecopy No.: 314-466-6645
                            Telephone No.:  314-466-7368
                            Attention: Pamela Boggeman

                            Lending Office for Prime Rate Loans:
                            -----------------------------------
                            The Boatmen's National Bank of St. Louis, Leveraged
                                           Finance

                            800 Market Street, Mail Station LBP 37-01
                            St. Louis, Missouri 63101
                            Attention: Pamela Boggeman

                            Lending Office for Eurodollar Loans:
                            -----------------------------------
                            The Boatmen's National Bank of St. Louis, Leveraged
                                          Finance
                            800 Market Street, Mail Station LBP 37-01
                            St. Louis, Missouri 63101
                            Attention: Pamela Boggeman

                                                                  Loan Agreement

                                             FINANCING LENDER:
                                             ----------------

                                             THE CIT GROUP/BUSINESS CREDIT, INC.



                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                 Address for Notices:
                                 -------------------
                                 The CIT Group/Business Credit, Inc.
                                 Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                                 Telecopy No.:       972-455-1690
                                 Telephone No.:      972-455-1678
                                 Attention:          Pam Wozniak or Susan Brooks

                                 Lending Office for Prime Rate Loans:
                                 -----------------------------------
                                 The CIT Group/Business Credit, Inc.
                                 Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                                 Attention:     Pam Wozniak


                                 Lending Office for Eurodollar Loans:
                                 ------------------------------------
                                 The CIT Group/Business Credit, Inc.
                                 Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                                 Attention:     Pam Wozniak

                                                                  Loan Agreement

                                            FINANCING LENDER:
                                            ----------------

                                            CREDIT LYONNAIS NEW YORK
                                            BRANCH



                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________


                                  Addresses for Notices:
                                  ---------------------
                                  Credit Lyonnais
                                  1301 Avenue of the Americas
                                  New York, New York  10019
                                  Telecopy No.:      212-459-3170
                                  Telephone No.:     212-459-7000
                                  Attention:         Mark Koneval

                                  With a copy to:

                                  Credit Lyonnais
                                  2200 Ross Avenue, Suite 4400 West
                                  Dallas, Texas  75201
                                  Telecopy No.:      214-220-2323
                                  Telephone No.:     214-220-2300
                                  Attention:         Brian Brown

                                  Lending Office for Prime Rate Loans:
                                  -----------------------------------
                                  Credit Lyonnais New York Branch
                                  2200 Ross Avenue, Suite 4400 West
                                  Dallas, Texas  75201
                                  Attention:     Credit Lyonnais

                                  Lending Office for Eurodollar Loans:
                                  -----------------------------------
                                  Credit Lyonnais New York Branch
                                  2200 Ross Avenue, Suite 4400 West
                                  Dallas, Texas  75201
                                  Attention:     Credit Lyonnais

                                                                  Loan Agreement

                                                                  Loan Agreement

                                           FINANCING LENDER:
                                           ----------------

                                           THE FUJI BANK, LIMITED



                                           By:_______________________________
                                           Name:_____________________________
                                           Title:____________________________


                                 Address for Notices:
                                 -------------------
                                 The Fuji Bank, Limited
                                 1221 McKinney Street, Suite 4100
                                 Houston, Texas 77010
                                 Telecopy No.:       713-759-0048
                                 Telephone No.:      713-650-7854
                                 Attention:          Nate Ellis

                                 Lending Office for Prime Rate Loans:
                                 -----------------------------------
                                 The Fuji Bank, Limited
                                 1221 McKinney Street, Suite 4100
                                 Houston, Texas 77010
                                 Attention:    Nate Ellis

                                 Lending Office for Eurodollar Loans:
                                 -----------------------------------
                                 The Fuji Bank, Limited
                                 1221 McKinney Street, Suite 4100
                                 Houston, Texas 77010
                                 Attention:    Nate Ellis

                                                                  Loan Agreement

                                           FINANCING LENDER:
                                           ----------------

                                           THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LIMITED, NEW YORK BRANCH



                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________


                                    Address for Notices:
                                    -------------------
                                    The Long-Term Credit Bank of Japan, Limited,
                                    New York Branch
                                    165 Broadway, 49th Floor
                                    New York, New York 10006
                                    Telecopy No.:      212-608-2371
                                    Telephone No.:     212-335-4550
                                    Attention:         Frank H. Madden

                                    Lending Office for Prime Rate Loans:
                                    -----------------------------------
                                    The Long-Term Credit Bank of Japan, Limited,
                                    New York Branch
                                    165 Broadway, 49th Floor
                                    New York, New York 10006
                                    Attention:  Frank H. Madden

                                    Lending Office for Eurodollar Loans:
                                    -----------------------------------
                                    The Long-Term Credit Bank of Japan, Limited,
                                    New York Branch
                                    165 Broadway, 49th Floor
                                    New York, New York 10006
                                    Attention:  Frank H. Madden

                                                                  Loan Agreement

                                    FINANCING LENDER:
                                    ----------------

                                    NATIONAL BANK OF CANADA


                                    By: ____________________________
                                    Name: __________________________
                                    Title: _________________________



                                    By: ____________________________
                                    Name: __________________________
                                    Title: _________________________


                            Address for Notices:
                            -------------------
                            National Bank of Canada
                            2121 San Jacinto, Suite 1850
                            Dallas, Texas  75201
                            Telecopy No.:       214-871-2015
                            Telephone No.:      214-871-1208
                            Attention:          Larry Sears (2 copies requested)

                            Lending Office for Prime Rate Loans:
                            -----------------------------------
                            National Bank of Canada, New York Branch
                            125 West 55th Street
                            New York, New York 10019-5366
                            Attention:  Eleanor Valentine

                            Lending Office for Eurodollar Loans:
                            -----------------------------------
                            National Bank of Canada
                            125 West 55th Street
                            New York, New York 10019-5366
                            Attention:  Eleanor Valentine

                                                                  Loan Agreement

                                         FINANCING LENDER:
                                         ----------------

                                         NATIONSBANK OF TEXAS, N.A.



                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________


                                 Address for Notices:
                                 -------------------
                                 NationsBank of Texas, N.A.
                                 901 Main Street
                                 Dallas, Texas  75202
                                 Telecopy No.:       214-508-0980
                                 Telephone No.:      214-508-3363
                                 Attention:          Kimberly Knop

                                 Lending Office for Prime Rate Loans:
                                 -----------------------------------
                                 NationsBank of Texas, N.A.
                                 901 Main Street
                                 Dallas, Texas  75202
                                 Attention:     Kimberly Knop

                                 Lending Office for Eurodollar Loans:
                                 -----------------------------------
                                 NationsBank of Texas, N.A.
                                 901 Main Street
                                 Dallas, Texas  75202
                                 Attention:     Kimberly Knop

                                                                  Loan Agreement

                                 FINANCING LENDER:
                                 ----------------

                                 SOCIETE GENERALE, SOUTHWEST
                                 AGENCY



                                 By:____________________________
                                 Name:__________________________
                                 Title:_________________________


                            Address for Notices:
                            -------------------
                            Societe Generale
                            1111 Bagby, Suite 2020
                            Houston, Texas 77002
                            Telecopy No.:      713-650-0824
                            Telephone No.:     713-759-6318
                            Attention:         Dick Erbert

                            with a copy to:

                            Societe Generale
                            2001 Ross Avenue, Suite 4800
                            Dallas, Texas  75201
                            Attention:         Angela Aldridge

                            Lending Office for Prime Rate Loans:
                            -----------------------------------
                            Societe Generale
                            2001 Ross Avenue, Suite 4800
                            Dallas, Texas  75201
                            Attention:     Angela Aldridge

                            Lending Office for Eurodollar Loans:
                            -----------------------------------
                            Societe Generale
                            2001 Ross Avenue, Suite 4800
                            Dallas, Texas  75201
                            Attention:     Angela Aldridge

                                                                  Loan Agreement

                                   FINANCING LENDER:
                                   ----------------

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION



                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                          Address for Notices:
                          -------------------
                          Texas Commerce Bank National Association
                          707 Travis Street, 7-TCB-North #79
                          Houston, Texas 77002
                          Telecopy No.:       713-216-6387
                          Telephone No.:      713-216-5656
                          Attention:          Mary Arnold

                          Lending Office for Prime Rate Loans:
                          -----------------------------------
                          Texas Commerce Bank National Association
                          707 Travis Street, 7-TCB-North #79
                          Houston, Texas 77002
                          Attention:    Mary Arnold

                          Lending Office for Eurodollar Loans:
                          -----------------------------------
                          Texas Commerce Bank National Association
                          707 Travis Street, 7-TCB-North #79
                          Houston, Texas 77002
                          Attention:    Mary Arnold

                                                                  Loan Agreement


                                      EQUITY LENDERS:
                                      --------------

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION



                                      By:__________________________
                                      Name:________________________
                                      Title:_______________________

                               Address for Notices:
                               -------------------
                               General Electric Capital Corporation
                               5400 LBJ Freeway, Suite 1280
                               Dallas, Texas 75240
                               Telecopy No.:       214-991-6367
                               Telephone No.:      214-419-3229
                               Attention:          Steven R. Bellah

                               Lending Office for Prime Rate Loans:
                               -----------------------------------
                               ___________________________________
                               ___________________________________
                               ___________________________________
                               Attention:_________________________

                               Lending Office for Eurodollar Loans:
                               -----------------------------------
                               ___________________________________
                               ___________________________________
                               ___________________________________
                               Attention:_________________________

                                                                  Loan Agreement

                                   EXHIBIT A
                               TO LOAN AGREEMENT

                                FINANCING NOTE

$______________                                               __________________


     FOR VALUE RECEIVED, the undersigned, PARIBAS PROPERTIES, INC., a Delaware corporation ("Maker"), promises to pay to the order of
              -----
_________________________________ (the "Lender") on the Maturity Date the
                                        ------
principal sum of ______________________________________ DOLLARS
($__________________) pursuant to that certain Loan Agreement, dated as of November 15, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), entered into
                                                --------------
by and among the Maker, the Agent and the various financial institutions (including the Lender) who are, or may from time to time become, parties thereto. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.
                                 ----------

     Maker also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of the Lender specified in Schedule
                                                                      --------
IV to the Participation Agreement (or to such other account as the Lender may
--
from time to time designate in a written notice to the Maker).

     This Note is one of the Financing Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Maker is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     Except as provided in the Loan Agreement, by its acceptance of this Note the Lender hereby agrees that, notwithstanding anything to the contrary contained in this Note or in any other Operative Document, neither the Maker nor any of its officers, directors or shareholders, nor any of the Maker's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any
                     ------------------
respect for any indebtedness, liability or obligation under this Note or under any other Operative Document including the payment of the principal of, or interest on, this Note, or for monetary damages for the

                                                                  Loan Agreement

breach of performance of any of the covenants contained in the Loan Agreement or any of the other Operative Documents, and that the Lender shall have no recourse against the Maker, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Equipment, the Lessee and the Guarantors.

     THIS NOTE HAS BEEN DELIVERED IN HOUSTON, TEXAS, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

                                    PARIBAS PROPERTIES, INC.,
                                    a Delaware corporation


                                    By:__________________________________
                                         Edward V. Canale, President


                                    By:__________________________________
                                         Matthew J. Cooleen, Vice President

                                                                  Loan Agreement

                                   EXHIBIT B
                               TO LOAN AGREEMENT

                                  EQUITY NOTE

$______________                                              ___________________


     FOR VALUE RECEIVED, the undersigned, PARIBAS PROPERTIES, INC., a Delaware corporation ("Maker"), promises to pay to the order of
              -----
__________________________________ (the "Lender") on the Maturity Date the
                                         ------
principal sum of ____________________________________________ DOLLARS
($_________________) pursuant to that certain Loan Agreement, dated as of November 15, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), entered into
                                                --------------
by and among the Maker, the Agent and the various financial institutions (including the Lender) who are, or may from time to time become, parties thereto. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.
                                 ----------

     Maker also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of the Lender specified in Schedule
                                                                      --------
IV to the Participation Agreement (or to such other account as the Lender may
--
from time to time designate in a written notice to the Maker).

     This Note is one of the Equity Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Maker is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     Except as provided in the Loan Agreement, by its acceptance of this Note the Lender hereby agrees that, notwithstanding anything to the contrary contained in this Note or in any other Operative Document, neither the Maker nor any of its officers, directors or shareholders hereof, nor any of the Maker's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any
                     ------------------
respect for any indebtedness, liability or obligation under this Note or under any other Operative Document including the payment of the principal of, or interest on, this Note, or for monetary damages for the

                                                                  Loan Agreement

breach of performance of any of the covenants contained in the Loan Agreement or any of the other Operative Documents, and that the Lender shall have no recourse against the Maker, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Equipment, the Lessee and the Guarantors.

     THIS NOTE HAS BEEN DELIVERED IN HOUSTON, TEXAS, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

                                    PARIBAS PROPERTIES, INC.,
                                    a Delaware corporation


                                    By:_____________________________________
                                         Edward V. Canale, President


                                    By:_____________________________________
                                         Matthew J. Cooleen, Vice President

                                                                  Loan Agreement

                                   EXHIBIT C
                               TO LOAN AGREEMENT

                                    GUARANTY


================================================================================





                            LEASE FACILITY GUARANTY

                         dated as of November 15, 1996

                                    made by

                 MAIL-WELL I CORPORATION,  MAIL-WELL, INC., and
                         CERTAIN OF THEIR SUBSIDIARIES,
                                 as Guarantors

                                  in favor of

                        VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders

                                      and

                                BANQUE PARIBAS,
                            as Agent for the Lenders


================================================================================

                                                                  Loan Agreement

                            LEASE FACILITY GUARANTY
                            -----------------------
                           (Mail-Well I Corporation)


     THIS LEASE FACILITY GUARANTY (this "Guaranty"), dated the 15th day of
                                         --------
November, 1996, is made by MAIL-WELL I CORPORATION, a Delaware corporation ("Lessee"), MAIL-WELL, INC., a Delaware corporation ("Holdings"), and each of
--------                                               --------
their subsidiaries which is a party to this Guaranty (collectively, the "Guarantors"), in favor of the various financial institutions who are Financing
-----------
Lenders under the Loan Agreement (together with their respective successors and assigns, the "Financing Lenders"), and BANQUE PARIBAS, as Agent (in such
              -----------------
capacity, the "Agent") for the equal and ratable benefit of itself and the
               -----
Financing Lenders.

                              W I T N E S S E T H:
                              -------------------

                                    Recitals
                                    --------

     A. The Financing Lenders, the financial institutions designated as the "Equity Lenders," the Agent and Paribas Properties, Inc., a Delaware corporation (the "Lessor"), have entered into that certain Loan Agreement (the "Loan
      ------                                                        ----
Agreement"), dated of even date herewith, providing, among other things, for
---------
loans to be made by the Financing Lenders and the Equity Lenders in a maximum aggregate principal amount not to exceed $30,000,000.00 (collectively, the

"Loans") to be used by the Lessor to purchase certain Equipment (as therein
------
defined) from Lessee and certain of the Lessee's Subsidiaries.

     B. Upon the consummation of the purchase of the Equipment by the Lessor, the Lessor has agreed, as Lessor, to lease the Equipment to the Lessee pursuant to the Master Lease. The Loan Agreement and the Master Lease have been entered into pursuant to the terms and provisions of that certain Participation Agreement dated of even date herewith, entered into by Guarantors, the Lessor, the Equity Lenders, the Financing Lenders and the Agent.

     C. As a condition to the consummation of the transactions provided in the Participation Agreement, the Financing Lenders have required the execution and delivery by Guarantors of this Guaranty.

     D. Guarantors have duly authorized the execution, delivery and performance of this Guaranty, and the boards of directors of Guarantors have determined that it is in their best interest to execute and deliver this Guaranty in order to obtain the substantial benefits provided by the Participation Agreement and other Operative Documents.

                                                                  Loan Agreement

                                 Agreement
                                 ---------

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Financing Lenders to enter into the Loan Agreement, each of the Guarantors agree for the benefit of Financing Lenders as follows:

     1.   Certain Defined Terms and Related Matters.
          -----------------------------------------

          (a) The terms used herein that are defined in the Participation Agreement and are not otherwise defined herein shall have the meanings therefor specified in Appendix A to the Participation Agreement and the rules of
             ----------
interpretation set forth in Appendix A shall apply to this Guaranty.

          (b) The Financing Lenders and the Agent are referred to herein collectively as the "Guaranteed Parties", and individually as a "Guaranteed
                     ------------------                          ----------
Party".
-----

     2.   Guaranty.  Guarantors hereby jointly and severally, unconditionally
          --------
and irrevocably, (i) guarantee the punctual payment and performance of all Obligations of the Lessor and the Lessee, whether several or joint, to the Guaranteed Parties, solely in their capacity as Financing Lenders and as Agent for the Financing Lenders, as the case may be, arising under or in connection with the Loan Agreement, the Financing Notes, and the other Operative Documents executed in connection therewith (collectively the "Guaranteed Obligations"),
                                                    ----------------------
including without limitation the payment of all principal and accrued interest under the Financing Notes, and (ii) agree to indemnify and hold harmless each Guaranteed Party from and against any and all costs and expenses (including without limitation reasonable attorneys' fees) incurred by each Guaranteed Party in enforcing any rights under this Guaranty. Guarantors shall have no obligation to any Equity Lender or the Agent in its capacity as Agent for the Equity Lenders under this Guaranty. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

     3.   Guaranty Absolute.  Guarantors guarantee that the Guaranteed
          -----------------
Obligations will be paid strictly in accordance with the terms of the Operative Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Parties with respect thereto. The liability of Guarantors under this Guaranty shall be personal, absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any provision of any other Operative Document or any other agreement, document or instrument relating to any Operative Document, or avoidance or subordination of any of the Guaranteed Obligations;

          (ii)  any limitation of liability or recourse in any Operative
     Document;

          (iii) the insolvency, bankruptcy, dissolution, liquidation, receivership, reorganization, merger, change of form, structure or ownership, sale of all assets, or lack of

                                                                  Loan Agreement

     corporate or other power of the Lessor or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (iv) either with or without notice to or consent of each of Guarantors, any one or more renewals, extensions, modifications or rearrangements of the terms of any or all of the Guaranteed Obligations or any of the Operative Documents, including, without limitation, material alterations of the terms of payment (including, without limitation, changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Operative Documents, or any adjustment, indulgence, forbearance, extension or compromise that may be granted from time to time to the Guarantors, the Lessor, or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (v) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

          (vi) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any Lien or exercise any right with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

          (vii) any partial release of the liability of any Guarantor hereunder, or any complete or partial release of any other guarantor of, any amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Guaranteed Obligations;

          (viii) any neglect, lack of diligence, delay, omission, failure or refusal to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Operative Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations (excepting only, with respect to any such sale or other disposition of collateral, any such requirement imposed at the time in question by then-applicable law and not waiveable by Guarantors.

          (ix) if for any reason any Guaranteed Party is required to refund any payment by the Lessor to such Guaranteed Party or pay the amount thereof to someone else;

                                                                  Loan Agreement

          (x) the existence of any claim, set-off or other rights that any Guarantor may at any time have against the Lessor, any Guaranteed Party or any other Person, whether or not arising in connection with this Guaranty or any other Loan Document;

          (xi) the election by any of the Guaranteed Parties in any proceeding under chapter 11 of the Bankruptcy Code of the application of section 1111(b)(2) of the Bankruptcy Code;

          (xii) any borrowing or grant of a security interest by the Lessor, as debtor-in-possession, under section 364 of the Bankruptcy Code (U.S.) or section 31 of the Bankruptcy and Insolvency Act (Canada);

          (xiii) the disallowance, under section 502 of the Bankruptcy Code (U.S.) or section 135 of the Bankruptcy and Insolvency Act (Canada), of all or any portion of the claims of any of the Guaranteed Parties for payment of any of the Guaranteed Obligations; or

          (xiv) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Lessor or a guarantor.

Without limiting the generality of clause (ii) above, it is expressly
                                   -----------
acknowledged and agreed by each Guarantor that such Guarantor's guarantee of the payment and performance of the Guaranteed Obligations hereunder is with full recourse and personal liability, notwithstanding the fact that the liability of Lessor for the payment of the Guaranteed Obligations is nonrecourse as and to the extent provided for in the Operative Documents.

     4.   Waiver. (a) Guarantors hereby (i) waive (A) promptness, diligence,
          ------
presentment, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Guaranteed Obligations or this Guaranty, (B) the filing of any claim with a court in the event of receivership or bankruptcy of the Lessor or the Lessee, (C) protest or notice with respect to nonpayment of all or any of the Guaranteed Obligations, (D) the benefit of any statute of limitations, (E) any and all rights to which Guarantors may otherwise have been entitled under any suretyship laws of the State of Texas in effect from time to time, including, without limitation, any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, (F) all demands whatsoever (and any requirement that same be made on the Lessor or any other Person as a condition precedent to Guarantors' obligations hereunder); and (ii) covenant and agree that this Guaranty will not be discharged except by complete performance of the Guaranteed Obligations and any payment obligations of Guarantors contained herein.

          (b) If, in the exercise of any of its rights and remedies, any of the Guaranteed Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Lessor or the Lessee or any other Person, whether because of any applicable law pertaining to "election of remedies" or otherwise, Guarantors hereby consent to such

                                                                  Loan Agreement

action by such Guaranteed Party and waive any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of such Guaranteed Party to seek a deficiency judgment against the Lessor or the Lessee or any other Person shall not impair the obligations of Guarantors to pay the full amount of the Guaranteed Obligations or any other obligation of Guarantors contained herein.

          (c) In the event any of the Guaranteed Parties shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under any of the Guaranteed Obligations, such Guaranteed Party may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by such Guaranteed Party but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether such Guaranteed Party or any other Person is the successful bidder, shall, to the extent permitted by applicable law, be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall, to the extent permitted by applicable law, be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any of the Guaranteed Parties might otherwise be entitled by reason of such bidding at any such sale.

          (d) Guarantors agree that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, any of the Guaranteed Parties is prevented by applicable law from exercising its rights to accelerate the maturity of the Guaranteed Obligations, to collect interest on the Guaranteed Obligations or to enforce or exercise any other right or remedy with respect to the Guaranteed Obligations, or the Agent is prevented from taking any action to realize on the Collateral, Guarantors agree to pay to the Agent for the account of the Guaranteed Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guaranteed Parties.

          (e) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Lessor and of each other guarantor of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, that diligent inquiry would reveal. Guarantors hereby agree that the Guaranteed Parties shall have no duty to advise each of Guarantors of information known to any of the Guaranteed Parties regarding such condition or any such circumstance. In the event that any of the Guaranteed Parties in its sole discretion undertakes at any time or from time to time to provide any such information to Guarantors, such Guaranteed Party shall be under no obligation
(i) to undertake any investigation not a part of its regular business routine,
(ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guaranteed Party wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantors.

                                                                  Loan Agreement

          (f) Guarantors consent and agree that the Guaranteed Parties shall be under no obligation to marshal any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.


     5.   Waiver of Subrogation.  Guarantors agree that any and all rights of
          ---------------------
subrogation or similar rights which Guarantors may have against the Lessor are hereby expressly waived unless and until the Guaranteed Obligations have been fully and finally paid and performed, and Guarantors will not enforce any such right against the Lessor unless and until the Guaranteed Obligations have been fully and finally paid and performed. Notwithstanding any payments made or obligations performed by Guarantors by reason of this Guaranty or any other Operative Document to which Guarantors are parties or any enforcement of or realization on the security provided therein (including but not limited to application of funds on account of such payments or obligations or as a result of such enforcement or realization), Guarantors hereby irrevocably waive and release any and all rights they may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) to assert any claim against the Lessor or against any direct or indirect security on account of such payments made or obligations performed or such enforcement of or realization on security, including without limitation any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, unless and until the Guaranteed Obligations have been fully and finally paid and performed. Notwithstanding anything to the contrary contained in this Guaranty or any other Operative Document or applicable law, any and all of such rights of subrogation, reimbursement, exoneration, contribution or indemnity are and shall be subject to and limited by the nonrecourse provisions of the Loan Agreement and the Financing Notes; it being agreed and understood by each Guarantor that none of such rights shall in any way relate to any indebtedness, liabilities or obligations of the Lessor which are nonrecourse to the Lessor or for which the Lessor has no personal liability.

     6.   Covenants and Representations.  Guarantors hereby covenant and agree
          -----------------------------
with the Agent and each Financing Lender that they shall perform all obligations under the Participation Agreement that Guarantors have agreed to perform, including without limitation each and every covenant applicable to the Guarantors contained in the Participation Agreement. Guarantors represent and warrant to the Agent and each Financing Lender that (a) all representations and warranties contained in the Participation Agreement and applicable to Guarantors are true and correct in all material respects; (b) Guarantors and the Lessor are members of an affiliated and integrated group of corporations and are engaged in related businesses and supporting lines of business; (c) Guarantors has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Participation Agreement and the Operative Documents; (d) this Guaranty is given by Guarantors in furtherance of its direct and indirect business interests and corporate purposes, and is necessary to the conduct, promotion and attainment of its businesses; (e) the value of the consideration received and to be received by Guarantors pursuant to the Participation Agreement, the Operative Documents and the transactions contemplated thereby is reasonably worth at least as much as the liability and obligation of Guarantors hereunder; and (f) the Guaranteed Obligations constitute "Senior Indebtedness" (as that term is defined in the Borrower Indenture as described and defined in the Mail-Well Credit Agreement), and the Agent and the

                                                                  Loan Agreement

Financing Lenders, as beneficiaries of this Guaranty, are entitled to all of the rights of the holder of "Senior Indebtedness" (as that term is defined in the Borrower Indenture) pursuant to the Borrower Indenture as if the Guarantors were the primary obligors with respect to such obligations guaranteed by the Guarantors.


     7.   Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Guaranty, nor consent to any departure by Guarantors herefrom, shall in any event be effective unless the same shall be in writing, approved by the Required Financing Lenders and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no amendment, waiver or consent shall,
             -------- --------
unless in writing and signed by all the Guaranteed Parties, limit the liability of Guarantors or postpone any date fixed for payment hereunder.

     8.   Addresses for Notices.  All notices and other communications provided
          ---------------------
for hereunder shall be in writing (including telex or telecopy communication) and mailed, telexed, telecopied or hand delivered, if to the Guarantors, addressed to them at 23 Inverness Way East, Englewood, Colorado 80112; if to any Guaranteed Party, addressed to it at the address of such Guaranteed Party specified in the Participation Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8. All such
                                                      ---------
notices and other communication shall, when mailed, telexed, telecopied or hand delivered, be effective when deposited in the mails (with postage prepaid), confirmed by telex answer back, telecopied with confirmation of receipt or hand delivered to the addressee or its agent, respectively.

     9.   No Waiver; Remedies. (a) No failure on the part of any Guaranteed
          -------------------
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any of the Operative Documents.

          (b) Failure by any of the Guaranteed Parties at any time or times hereafter to require strict performance by the Guarantors, the Lessor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Operative Documents now or at any time or times hereafter executed by the Guarantors, the Lessor or such other Person and delivered to any of the Guaranteed Parties shall not waive, affect or diminish any right of any of the Guaranteed Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guaranteed Parties or any agent, director, officer or employee of any of the Guaranteed Parties.

          (c) No waiver by the Guaranteed Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guaranteed Parties permitted hereunder shall in any way affect or impair any of the rights of the Guaranteed Parties or the obligations of each of Guarantors under this Guaranty or under any of the other

                                                                  Loan Agreement

Operative Documents to which they are a party. Any determination by a court of competent jurisdiction of the amount of any principal or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each of Guarantors irrespective of whether each of Guarantors was a party to the suit or action in which such determination was made.

     10.  Right of Set-off.  Upon the occurrence and during the continuance of
          ----------------
any Event of Default, each of the Guaranteed Parties is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Party to or for the credit or the account of Guarantors against any and all of the indebtedness, liabilities and obligations of Guarantors now or hereafter existing under this Guaranty, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty and although such indebtedness, liabilities and obligations may be contingent and unmatured. Each of the Guaranteed Parties agrees to notify Guarantors after such setoff and application made by such Guaranteed Party; provided, however, that the failure
                                           -----------------
to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Party under this Section 11 are in
                                                             ----------
addition to all other rights and remedies (including, without limitation, other rights of setoff) which such Guaranteed Party may have.

     11.  Continuing Guaranty; Transfer of Notes.  This Guaranty is a continuing
          --------------------------------------
guaranty and shall (i) remain in full force and effect until termination of the obligations of the Financing Lenders to make the Loans, and payment in full thereafter of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) be binding upon each Guarantors and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guaranteed Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any of the Guaranteed
                                         ------------
Parties may assign or otherwise transfer any note held by it or Obligation owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guaranteed Party herein or otherwise with respect to such of the notes and Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 12.1 of the Participation Agreement in respect of assignments.

     12.  Reinstatement.  This Guaranty shall remain in full force and effect
          -------------
and continue to be effective should any petition be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall, to the fullest extent

                                                                  Loan Agreement

permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     13.  Interest Limitation.  (a) All agreements between the Guarantors, the
          -------------------
Agent or any Financing Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made in respect of an amount due under any Operative Document or otherwise, shall the amount paid, or agreed to be paid, to the Agent, or any Financing Lender for the use, forbearance or detention of the money to be loaned under the Participation Agreement, or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Operative Document exceed the Maximum Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto the obligation
                                                      ---- -----
to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent, or any Financing Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the amounts owing on other obligations of the Guarantors to the Agent, or any Financing Lender under any Operative Document and not to the payment of interest, or if such excessive interest exceeds the amounts owing on other obligations of the Guarantors to the Agent, or any Financing Lender under any Operative Document, as the case may be, such excess shall be refunded to the Guarantors. All sums paid or agreed to be paid to the Agent, or any Financing Lender for the use, forbearance or detention of the indebtedness of the Guarantors to the Agent or any Financing Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate. Notwithstanding anything to the contrary contained in any Operative Document, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of any indebtedness of the Guarantors hereunder shall exceed the Maximum Rate, the rate of interest which accrues on the outstanding principal balance of any such indebtedness shall be limited to the Maximum Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of any such indebtedness shall not reduce the rate of interest which accrues on the outstanding principal balance of any such indebtedness below the Maximum Rate until the total amount of interest accrued on the outstanding principal balance of any such indebtedness equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this Section 14 shall
                                                               ----------
control and supersede every other provision of this Guaranty.

          (b) The parties hereto agree that if Article 1.04, Subtitle 1, Title 79 of the Revised Civil Statutes of Texas, 1925, as amended, is applicable to the determination of the Maximum Rate, the indicated rate ceiling computed from time to time pursuant to Section (a) of such Article shall apply, provided that,
                                                                  --------
to the extent permitted by such Article, the Agent may from time to time by notice

                                                                  Loan Agreement

to Guarantors revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of any indebtedness of Guarantors hereunder.

     14.  Descriptive Headings.  The section headings in this Guaranty have been
          --------------------
inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Guaranty.


     15.  Counterparts.  This Guaranty may be executed in several counterparts,
          ------------
and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

     16.  Separability.  Should any paragraph, sentence, paragraph, Subsection
          ------------
or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Guaranty, and Guarantors hereby agrees that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Guaranty shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

     17.  Agent for Service of Process.  Guarantors hereby irrevocably designate
          ----------------------------
The Prentice-Hall Corporation System, Inc. to receive for and on behalf of Guarantors service of process in Texas. Guarantors agree that the failure of its agent for service of process to give any notice of any such service of process to Guarantors shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Guarantors available to be served, then Guarantors further irrevocably consent to the service of process by the mailing thereof by the Agent by registered or certified mail, postage prepaid, to the Guarantors at its address listed in Section 9 hereof. Nothing in this
                                           ---------
Section 18 shall affect the right of the Agent or the Financing Lenders to serve
----------
legal process in any other manner permitted by law or affect the right of the Agent or any Financing Lender to bring any action or proceeding against the Guarantors or its equipment in the courts of any other jurisdiction.

     18.  SUBMISSION TO JURISDICTION.  GUARANTORS HEREBY SUBMIT TO THE
          --------------------------
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN HOUSTON, TEXAS, AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

                                                                  Loan Agreement

OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     19.  GOVERNING LAW.  THIS GUARANTY, INCLUDING THE RIGHTS, OBLIGATIONS AND
          -------------
REMEDIES HEREUNDER OF GUARANTORS, AND THE GUARANTEED PARTIES HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PRINCIPLES) AND JUDICIAL DECISIONS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     20.  FINAL AGREEMENT.  THIS WRITTEN GUARANTY AND THE OTHER OPERATIVE
          ---------------
DOCUMENTS TO WHICH THEY ARE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

     21.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
          --------------------
LAW, GUARANTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR THE FINANCING LENDERS IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     22.  Guaranty Survives Foreclosure.  The Agent and the Financing Lenders,
          -----------------------------
at their option and in their sole discretion, may proceed against any collateral securing the Guaranteed Obligations by way of either judicial or non-judicial foreclosure, and the obligations of Guarantors under this Guaranty shall survive such foreclosure. Guarantors understand a non-judicial foreclosure of any security interest securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights of Guarantors may have against the Lessor; nevertheless Guarantors hereby waive and relinquish any defense based upon the loss of any such reimbursement or subrogation rights and any other defense which may arise out of any applicable law now or hereafter in effect.
If any security agreement securing the Guaranteed Obligations is foreclosed judicially or non-judicially before the Agent or the Financing Lenders proceed against Guarantors under this Guaranty, each of Guarantors's liability for the Guaranteed Obligations secured by such security agreement shall be the deficiency resulting from the judicial or non-judicial sale; i.e., the difference between the amount of the Guaranteed Obligations secured by the security agreement on the day of the foreclosure sale (including without limitation principal, accrued interest, attorneys' fees, late charges and costs of foreclosure) and the amount of the successful bid at the foreclosure sale.

                                                                  Loan Agreement

Guarantors further waive the right to object to the amount which may be bid by the Agent or the Lessor at any foreclosure sale.


                  [remainder of page left intentionally blank]

                                                                  Loan Agreement

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

                              GUARANTORS:
                              ----------

                              MAIL-WELL I CORPORATION, a Delaware
                              corporation


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                                                                  Loan Agreement

                              MAIL-WELL, INC., a
                              Delaware corporation


                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________

                                                                  Loan Agreement

                              PAVEY ENVELOPE AND TAG CORP.,
                              as a Guarantor


                              By:______________________________________
                                 Name:_________________________________
                                 Title:________________________________

                                                                  Loan Agreement

                              MAIL-WELL WEST, INC.,
                              as a Guarantor


                              By:______________________________________
                                 Name:_________________________________
                                 Title:________________________________

                                                                  Loan Agreement

                              WISCO II, L.L.C.,
                              as a Guarantor


                              By:___________________________________
                                 Name:______________________________
                                 Title:_____________________________

                                                                  Loan Agreement

                              MAIL-WELL CANADA HOLDINGS, INC.,
                              as a Guarantor


                              By:_____________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                                                  Loan Agreement

                              GRAPHIC ARTS CENTER, INC.,
                              as a Guarantor


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                                                                  Loan Agreement

                              WISCO III, L.L.C.,
                              as a Guarantor


                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________

                                                                  Loan Agreement

                              WISCO ENVELOPE CORP.,
                              as a Guarantor


                              By:______________________________
                                 Name:_________________________
                                 Title:________________________